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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                 March 16, 2001


                             Ingenuus Corporation
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


                                    Delaware
                 ---------------------------------------------
                 (State or other jurisdiction of incorporation)


     000-22565                                           77-0838686
---------------------                       -----------------------------------
(Commission File No.)                       (IRS Employer Identification Number)


                             830 East Arques Avenue
                           Sunnyvale,iaa94086nia 94086
                    ---------------------------------------
                    (Address of principal executive offices)



                                 (408) 774-2199
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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Item 4. Changes in Registrant's Certifying Accountant.

     (b)  New independent accountants.

          The Company has engaged Moss Adams LLP as its new independent accountants.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

          none




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Ingenuus Corporation


Dated: March 23, 2001                   By: /s/ MICHAEL J. CARROLL
                                           -------------------------------------
                                           Michael J. Carroll
                                           President and CEO



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